SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): June 30, 2004

HUDSON CITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26001	22-3640393
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.)

WEST 80 CENTURY ROAD
PARAMUS, NEW JERSEY 07652
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (201) 967-1900

Not Applicable
(Former name or former address, if changed since last report)

Items 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12. Not Applicable.
Item 5. Other Events and Regulation FD Disclosures.
Item 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
PRESS RELEASE

Items 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12. Not Applicable.

Item 5. Other Events and Regulation FD Disclosures.

On June 30, 2004, at 10:37a.m. Eastern Time, Hudson City Bancorp, Inc. (“the Company”), announced that on July 21, 2004 the Company will report results of operations for the quarter and year to date periods ending June 30, 2004. The text of the Press Release is attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description
99.1	Text of the Press Release dated June 30, 2004, by Hudson City Bancorp, Inc., announcing the earnings release date.

The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as mended, and shall not otherwise be deemed filed under such Acts.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON CITY BANCORP, INC.

	By:	/s/ Denis J. Salamone

Denis J. Salamone
Senior Executive Vice President and Chief Operating Officer

Dated: June 30, 2004

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Exhibit Index

Exhibit No.	Description
99.1	Text of the Press Release dated June 30, 2004, by Hudson City Bancorp, Inc., announcing the earnings release date.

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